UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

of the

SECURITIES EXCHANGE ACT OF 1934

Date of Event Requiring Report: December 12, 2013

PROVIDENCE RESOURCES, INC.

(Exact name of registrant as specified in its charter)

TEXAS

(State or other jurisdiction of incorporation or organization)

000-30377

06-1538201

(Commission File Number)

(IRS Employer Identification Number)

700 Lavaca Street, Suite 1400, Austin, Texas 78701

(Address of principal executive offices)

598 94 74 82 67

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR

240.14d-2(b))

□

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR

240.13e-4(c))

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ITEM 1.01

ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 12, 2013, Providence Resources, Inc. (“Providence”) entered into a letter agreement with

Paltar Petroleum Limited, an Australian public company (“Paltar”) and CR Innovations AG (“CRIAG”),

to acquire a fifty percent (50%) interest in two oil and gas exploration permits and one oil and gas application for an exploration permit for leases located within the Beetaloo and McArthur Basins in

Australia’s Northern Territory, in exchange for a fifty percent (50%) interest in the outstanding shares of

Providence’s common stock. Paltar could be issued additional shares, based upon a value added formula,

tied to whether Providence enters into a farm-out transaction with a third party to explore and develop the underlying lands. The exploration permits are subject to the terms and conditions of a Joint Venture and

Operating Agreement with Sweetpea Petroleum Pty Limited (“Sweetpea”) that would convey from Paltar on transfer to Providence. Christian Russenberger, one of Providence’s directors, serves as a director of

Sweetpea.

Providence, further agreed to arrange certain bridge funding for Paltar in the aggregate amount of approximately seven hundred and thirty thousand dollars Australian Dollars (AUS$730,000), which amount converts to approximately six hundred and fifty five thousand United States Dollars

(US$655,000) through CRIAG, a company owned by Christian Russenberger. The lending arrangement provides that if the transaction to acquire the permits closes, that amounts loaned to Paltar would become the repayment responsibility of Providence, of which AUS$330,000 plus accrued interest of twelve percent (12%) per annum would be due for cash repayment on November 30, 2014, and the remaining

AUS$400,000 plus accrued interest at 12% would be due within three years of the closing date as a single promissory note convertible into shares of Providence’s common stock at US$0.02 a share.

The letter agreement further anticipates the appointment of Marc Bruner, Paltar’s chief executive officer,

and principal shareholder, to Providence’s board of directors and the resignation of Christian

Russenberger from Providence’s board of directors on closing the transaction.

Providence would seek to identify shale oil development opportunities, in addition to shale gas and conventional plays throughout the acreage.

The closing of the transaction is expected by April of 2014, on the conclusion of due diligence inquiries,

the execution of definitive documentation and obtaining shareholder approval.

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ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

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(d)

The following exhibits are filed herewith:

Exhibit No.

Description

10

Letter Agreement dated December 12, 2013, between Providence, Paltar and CRIAG.

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SIGNATURE

______________________________________________________________________________

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Providence Resources, Inc.

By: /s/ Nora Coccaro

December 16, 2013

Name: Nora Coccaro

Title: Chief Executive Officer

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